Exhibit 10.2

AMENDED AND RESTATED STATEMENT OF WORK

* CONTACT CENTER SERVICES

This Amended and Restated Statement of Work (“Statement of Work”), dated and effective January 1, 2008 (“Amendment Effective Date”) is made between Expedia, Inc., a Washington corporation (“Expedia”) and TRX, Inc., a Georgia corporation, and TRX Germany GmbH (together, “TRX”) pursuant to the Master Services Agreement between TRX and Expedia, dated January 1, 2007 (the “Agreement”). TRX and Expedia previously entered into a Statement of Work, dated January 1, 2007, (the “Prior SOW”) relating to the subject matter of this Statement of Work. The parties now desire to amend and restate the Prior SOW as set forth in this Statement of Work.

Except as expressly set forth herein, this Statement of Work is subject to the terms and conditions of and incorporated into the Agreement. In the event of any conflict or inconsistency between the provisions of the Agreement and this Statement of Work with respect to the Services hereunder, the terms of this Statement of Work will take precedence. For avoidance of doubt, this Statement of Work supersedes and replaces the Prior SOW. All capitalized terms, where not defined herein, will have the meanings set forth elsewhere in the Agreement.

1.	Services

1.1 Scope. Subject to the terms and conditions set forth in the Agreement, TRX will provide to Expedia the Services specified in this Statement of Work, in support of the following Points of Sale with respect to call center services TRX is performing for Expedia (in the former contract termed as Selex):

*

1.2 Point-of-Sale Specific Services. TRX will provide the Point-of-Sale Specific services as described in Attachment 1 of this Statement of Work.

1.3 Service Locations. TRX will provide the Point of Sale Specific Services to Expedia under this Statement of Work from the following Service Location(s):

*

1.4 Service Levels. With respect to all Services rendered under this Statement of Work, the Service Levels and * described in the attached Attachment 2 will apply. Additionally, in the performance of the Services hereunder, and under normal operating conditions as reasonably determined by TRX, TRX will recruit * level, and * with a * background.

2.	Pricing and Payment Terms

2.1 Pricing. The pricing applicable to the Services rendered under this Statement of Work are listed in Attachment 3 of this Statement of Work.

2.2 Payment Terms. Invoicing and payment for all amounts due under this Statement of Work will be made in accordance with Section 7 of the Agreement.

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2.3 Effective Date of Pricing. The pricing set forth in this Statement of Work is effective January 1, 2008. To the extent that Expedia has prepaid for Services under higher pricing from prior agreements for the period prior to the effective date of this Statement of Work through the Effective Date of this Agreement, any such overpayments will be credited back to Expedia on TRX’s next invoice.

3.	Term and Termination

3.1 Term. This Statement of Work will remain in effect until the earlier of (a) termination of the Agreement, (b) termination of this Statement of Work as provided in the Agreement.

3.2 Termination Rights. In addition to the termination rights set forth in the Agreement, Expedia may terminate this Statement of Work (a) upon written notice to TRX for “good cause” as defined in Art. 627 of the German Civil Code, and (b) upon six (6) months’ prior written notice to TRX.

3.3 Requirements Following Termination. In addition to the requirements set forth in the Agreement, in the event of any termination of this Statement of Work, TRX will *.

4.	Other Terms

4.1 Expedia Deliverables. Expedia will provide TRX with the services and items listed in Attachment 4 of this Statement of Work to facilitate TRX’s performance of the Services hereunder.

4.2 Reporting. The requirements for reporting on Services subject to this Statement of Work are listed in the attached Attachment 5.

4.3 Use of Expedia Name. All rights with respect to the website expedia.de and its sub-pages and all other names, trademarks and logos used for Expedia remain with Expedia. TRX is not authorized to integrate the name “Expedia” or “Expedia.de Reisen” in its company name, to use it as trademark or to apply for a trademark registration. * Upon termination of the Agreement TRX will refrain from using the name “Expedia”, grant any rights with respect to the name to Expedia, return any note papers and other documents and material annotated with the Expedia-name or demonstrably delete them.

4.4 Data Privacy. The parties will enter into the agreement attached as Attachment 6 to further define their respective data privacy obligations concerning the Services under this Statement of Work.

4.5 Relationship of the Parties. By this Statement of Work and the Agreement and/or the non-exclusive cooperation referring thereto no relationship under company law shall be created. Further, the parties agree that the Agreement and this Statement of Work do not create a salesman-relationship (“Handelsvertreter-Beziehung”). However, if by the Agreement and this Statement of Work a salesman-relationship shall be constructed,

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both parties agree that TRX is acting as salesman in avocation (“Handelsvertreter im Nebenberuf”). Consequently, Art. 89, 89b and 87a Section 1 Sentence 2 of the German Commercial Code shall be excluded.

4.6 Prior German Services Agreement. This Statement of Work expressly terminates the Main Agreement of March 19, 2002, as amended by Amendment 1 dated May 24, 2005, between TRX Germany GmbH and Expedia Inc.

4.7 Language. Parts of the Statement of Work are in English and in German. With respect to the interpretation of such clauses, the English version shall prevail.

4.8 Notices. The Parties may issue any notices to the other Party with respect to this Statement of Work in English and/or German. Any such notices may be sent by Expedia and/or Expedia Germany to either TRX Germany GmbH or TRX, Inc.

4.9 Attachments. The Attachments to this Statement of Work are incorporated into and form a binding part of this Statement of Work.

4.10 Workforce Management Software. TRX will deploy mutually agreeable workforce management software at the Service Location as soon as reasonably practicable but in no case later than March 31, 2008. If the Parties are unable to agree on a workforce management software then the Parties will resolve such disagreements pursuant to the dispute resolution procedure set forth in Section 21.1 of the Agreement.

4.11 Call Center Technology. Pending approval from the Works Council, on or before July 1, 2008, TRX will deploy * at the Service Location. For *, TRX will provide * covering a mutually agreeable * for Expedia. Upon Expedia request, TRX will send a * to Expedia within * business days after notice from Expedia. If the Parties are unable to agree on a * then the Parties will resolve such disagreements pursuant to the dispute resolution procedure set forth in Section 21.1 of the Agreement.

4.12 Quality Assurance Team. TRX will deploy, *, an independent in-house quality assurance team (at a ratio of approximately *) at the Service Location as soon as reasonably practicable but no later than February 29, 2008. TRX will provide Expedia full access to this team and TRX will ensure that the team attends weekly business reviews and * sessions.

4.13 Business Analyst. TRX will deploy, *, a business analyst responsible for managing the Expedia account for the delivery of Services under this SOW as soon as reasonably practicable but in no case later than February 29, 2008.

4.14 Dedicated Trainer. As soon as reasonably practicable, but in no case later than February 29, 2008, TRX will deploy, *, a full time trainer dedicated to supporting the Services specified in this Statement of Work. TRX will, in conjunction with Expedia, develop an annual training programme to support Expedia activity.

4.15 Cross-Utilization of Staff. For avoidance of doubt, Expedia hereby acknowledges that TRX may cross-utilise TRX Personnel to perform both * functions as specified in this Statement of Work.

4.16 Errors and Omissions. (1) TRX will * incurred by Expedia due to TRX error or failure in performance of the Services. (2) Additionally, TRX will reimburse Expedia for Service Recovery Costs incurred due to TRX error or failure in performance of the Services, not to exceed * or equivalent local currency per PNR.

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*            *             *            *            *

IN WITNESS WHEREOF, each of Expedia and TRX has caused this Statement of Work to be signed and delivered by its duly authorized representative. Unless otherwise expressly stated in this Statement of Work, the terms and conditions of the Agreement will govern and control this Statement of Work.

EXPEDIA, INC.		TRX, INC.

By:	/S/ Kerri Landeis	By:	/s/ David D. Cathcart

Title:	VP, Global Supply Ops	Title:	David D. Cathcart, Chief Financial Officer

Date:	12-18-07	Date:	20 December 2007

TRX GERMANY GMBH

		By:	/s/ David D. Cathcart

		Title:	David D. Cathcart, Director

		Date:	20 December 2007

[SIGNATURE PAGE TO THE AMENDED AND RESTATED * CONTACT CENTER SOW]

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ATTACHMENT 1

Services

In all attachments TRX will be referred to as “TRX” or “Contractor”, Expedia will be referred to as “Expedia” or “Client”.

Service	Description
Service	Servicebeschreibung
1) Operate the * Operation Centre (the “Operations Centre”)	*

1) Leitung des * ,Operation Centre’ (nachfolgend mit „Operations Centre“ bezeichnet	*

2) Respond to Client Customer requests for Services or assistance via the following channels: Telephone, E-mail, White mail, Fax.	*

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2) Beantwortung von Anfragen der Kunden des Auftraggebers zu Serviceleistungen oder Unterstützung über die folgenden Kommunikationswege: Telefon, E-mail, Briefpost, Fax.	*

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3) Complete *	*

3) Durchführung *	*

4) Assist Client Customer with *	*

4) Unterstützung von Kunden des Auftraggebers bei *	*

5) Client Customer liaison	*

5) Kundenbeziehung zu den Kunden des Auftraggebers	*

6) Client Customer feedback	*

6) Feedback durch die Kunden des Auftraggebers	*

7) Complaint management	*

7) Beschwerdemanagement	*

8) Escalation	*

8) Eskalation	*

9) Scheduled and ad hoc communications	*

9) Geplante und ad hoc Kommunikation	*

10) *	*

10) *	*

11) Disaster recovery plan	*

11) Planung für den Katastrophenfall	*

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ATTACHMENT 2

SERVICE LEVEL EXPECTATIONS / *

UMFANG DER ERWARTETEN SERVICELEISTUNGEN / *

*

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ATTACHMENT 3

PAYMENT

PAYMENT:

(a)	Expedia will pay TRX on a * basis for * activities, in accordance with the prices and terms set forth in this Attachment 3. * is defined as the *

(b)	Expedia will pay TRX on a * basis for * and a * for * activities, in accordance with the prices and terms set forth in this Attachment 3.
(c)	*

(d)	Forecasting. Expedia will give TRX * forecasts for medium and long term planning. TRX reserve the right to charge a minimum of * value for * based on * as confirmed by Expedia * days prior to the commencement of the month. Should the actual volume of * be below * of the forecast volume, TRX will bill Expedia by multiplying the *

(e)	TRX reserves the right to adjust the charges annually in line with the German Price Index with adjustment becoming effective on the first of April each year (on a compound basis) commencing from January 2009.

(f)	Items to be billed separately to activity charging:

*

GEBÜHREN/KOSTEN

ZAHLUNG:

(a)	<Intentionally omitted pending German translation>

(b)	<Intentionally omitted pending German translation>

(c)	<Intentionally omitted pending German translation>

(d)	<Intentionally omitted pending German translation>

(e)	TRX behält sich die jährliche Anpassung der Gebühren in Anlehnung an den deutschen Preisindex vor. Die Anpassung gilt jeweils ab dem 1. des Monats April eines Jahres (pauschal) – beginnend mit dem Monat Januar 2009. Expedia zahlt den jeweils niedrigeren Betrag – entweder gemäß deutschem Preisindex oder TRX-Kosten.

(f)	Posten, die zusätzlich zu den üblichen Serviceleistungen berechnet werden:

*

1.1	* SUPPORT PRICING

*

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1.2	* PRICING

1.3	* PRICING *

TRX has the right to request pricing renegotiation if there is a material change * and if agreement cannot be reached on a new pricing structure then *.

1.4	OTHER PRICING POINTS

*

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ATTACHMENT 4

EXPEDIA DELIVERABLES – LEISTUNGEN VON EXPEDIA

1.	TRAINING

*

2.	TRAINING

*

3.	CONSUMABLES

Expedia shall provide for TRX Germany all consumables linked to *

3.	ZUBEHÖR

Expedia wird TRX Germany sämtliches Zubehör für die *

4.	SYSTEMS AND SUPPLIERS

4.1	Expedia shall ensure that the co-operation of other suppliers and service providers working on the Expedia site and the provision of all goods and services other than those to be provided by TRX Germany in cases where such co-operation, goods or services are required in order for TRX Germany to be in a position to provide the Services.

4.2	Expedia shall be responsible for:

*

4.	SYSTEME UND ZULIEFERER

4.1	Expedia muss die Kooperation mit anderen Zulieferern und Serviceanbietern, die auf dem Expedia-Gelände arbeiten und die Bereitstellung aller Güter und Serviceleistungen, die nicht von TRX Germany bereitgestellt werden, in allen Fällen ermöglichen, wo diese Kooperation, Güter und Dienstleistungen für das Angebot der Serviceleistungen durch TRX Germany notwendig sind.

4.2	Expedia übernimmt die Verantwortung für:

*

5.	TELEPHONY

*

5.	TELEPHONIE

*

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ATTACHMENT 5

Reporting

*

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ATTACHMENT 6

Data Protection Agreement

Agreement Concerning Data-processing Assignment

(§ 11 BDSG)

between

Expedia

hereinafter referred to as the “Principal”

and

TRX (US and Germany)

hereinafter referred to as the “Contractor”

§ 1	Contract subject matter and scope

This contract governs data processing in connection with the SOW for Expedia.de entered into between the parties and the provisions of the Master Service Agreement referring thereto.

This Agreement on Data-processing Assignment (“ADA”) covers all personal data about persons using the services of the Principal.

§ 2	Contractor’s obligations

*

§ 3	Principal’s obligations

*

§ 4	Checks

*

§ 5	Contractual term

This contract shall become effective when it is signed. Its duration shall depend on the duration of the SOW for expedia.de. Termination of the SOW shall therefore automatically result in termination of this contract and termination of this ADA shall likewise automatically result in termination of the SOW.

§ 6	Confidentiality

Both the parties shall be obliged, even after the end of the contractual relationship, to observe confidentiality with regard to any knowledge of industrial and business secrets and personal data for the purposes of the BDSG obtained during the contractual relationship.

§ 7	Miscellaneous provisions

(1)	If the data of the Principal is placed at risk as a result of attachment or confiscation, insolvency or composition proceedings or any other events or measures by third parties, the Contractor must immediately inform the Principal of this. The Contractor shall immediately inform everyone involved in such cases that the Principal owns the data.

(2)	The law of the Federal Republic of Germany shall apply.

(3)	The venue for any disputes arising from or relating to this contract or its termination shall be Munich, Federal Republic of Germany.

(4)	The agreements between the parties are set out in full in this ADA. Any amendments or supplements to this ADA must be given in writing and signed by authorised signatories of the parties. This also applies to any amendment of this written form clause.

(5)	Should any of the provisions of this ADA be or become wholly or partly invalid, the other provisions shall remain effective. The parties agree to replace the invalid provisions with provisions that as far as possible achieve the economic purpose of the invalid provisions. This arrangement shall apply, mutatis mutandis, in the case of any contractual loopholes.

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(6)	No corporate relationship under company law is established between the parties by means of this ADA.

(7)	The Annex is a binding component of the ADA.

For the Principal:	/s/ Kerri Landeis	For the Contractor:

Place/date :	Bellevue, WA 12-18-07	Place/date :

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Annex

to the ADA between Expedia (“Principal”)

and TRX (“Contractor”)

Technical and organisational measures in accordance with § 9 BDSG:

*

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